SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 22, 2004
Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)

(908) 298-4000
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Schering-Plough Corporation today issued new investor Frequently Asked Questions (FAQs) dated July 22, 2004. The FAQs are attached to this 8-K as Exhibit 99.1 and are posted on Schering-Plough’s Investor Relations Web Site at http://ir.schering-plough.com.

Item 7. Financial Statements and Exhibits

(c)     Exhibits. The following exhibits are filed with this 8-K:

99.1     Frequently Asked Questions dated July 22, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/Douglas J. Gingerella
Douglas J. Gingerella
Vice President and Controller

Date: July 22, 2004

Exhibit Index

The following exhibits are filed with this 8-K:

99.1     Frequently Asked Questions dated July 22, 2004